American Beacon Tocqueville International Value Fund

Supplement dated December 30, 2022

to the

Summary Prospectus, dated March 1, 2022

The Board of Trustees (“Board”) of the American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved: (i) the termination of the investment advisory agreement among AmBeacon, Tocqueville Asset Management L.P., and the Trust, on behalf of the American Beacon Tocqueville International Value Fund (the “Fund”), effective January 20, 2023, and (ii) a new investment advisory agreement among AmBeacon, EAM Global Investors LLC (“EAM”) and the Trust, on behalf of the Fund, effective January 21, 2023. In connection with these approvals, the Board also approved a change in the Fund’s name to the American Beacon EAM International Small Cap Fund, and adopted a non-fundamental policy pursuant to which the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries. These changes are effective January 21, 2023. Accordingly, effective January 21, 2023, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

I.	The name of the Fund is changed to American Beacon EAM International Small Cap Fund, and all references to the American Beacon Tocqueville International Value Fund are deleted and replaced with American Beacon EAM International Small Cap Fund.

II.	All references and information relating to Tocqueville Asset Management L.P. (“Tocqueville’’) are deleted.

III.	All references to a single “portfolio manager” in the text or section headings are replaced with references to “portfolio managers.”

IV.	On pages 1-2 of the Summary Prospectus, the “Fund Summary – American Beacon Tocqueville International Value Fund - Principal Investment Strategies” section is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies that are economically tied to countries outside of the United States, including developed and emerging market countries. These companies have market capitalizations within the market capitalization range of the companies in the MSCI® ACWI ex USA Small Cap Index at the time of investment. The market capitalization range of the MSCI ACWI ex USA Small Cap Index was $2.5 million to $8.2 billion as of November 30, 2022. The Fund may hold smaller companies considered micro-capitalization companies, as well as medium-capitalization companies. The Fund invests principally in equity securities, which may include common stocks, depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies.

The investment process of the Fund’s sub-advisor is based on bottom-up analysis of companies rather than top-down country or sector allocation. The sub-advisor’s process is intended to add long-term value primarily through stock selection. The Fund may have significant exposure to Japanese and European companies. However, as the composition of the Fund’s portfolio changes over time, the Fund’s exposure to Japan and Europe may be lower at a future date, and the Fund’s exposure to other countries or regions may be higher.

The sub-advisor seeks to generate returns by harnessing the power of the momentum premium, which is the principle that companies that have outperformed in the recent past will continue to outperform for a period of time. The sub-advisor seeks to exploit behavioral biases around change, which cause investors to underreact to new information. The sub-advisor believes these underreactions to new information lead to opportunities to invest in companies with improving or accelerating financial performance that is expected to continue, otherwise known as momentum. The sub-advisor’s disciplined “Informed Momentum” approach to investing combines stock selection, tailored risk management, and efficient implementation to seek to harness the momentum premium to generate returns. The stocks of companies held by the Fund may exhibit characteristics of both value stocks and growth stocks during the time they are held by the Fund. The Fund holds approximately 100-150 investments.

The Fund may also invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

V.	On page 3 of the Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added before “Geographic Concentration Risk - Japan Investment Risk.”:

•	European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and conflict between European countries. The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; and, most recently, the COVID-19 pandemic and the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the European Union (“EU”). The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Many EU nations are susceptible to economic risks associated with high levels of debt, and a default or debt restricting by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other EU countries and their companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly.

VI.	On page 4 of the Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added after “Hedging Risk”:

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

VII.	On page 5 of the Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added after “Market Timing Risk”:

Micro-Capitalization Companies Risk

Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

VIII.	On page 5 of the Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risk is added after “Securities Selection Risk”:

Small-Capitalization Companies Risk

Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

IX.	On pages 2-5 of the Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Principal Risks” section, the following risks are deleted in their entirety:

Asset Selection Risk

Counterparty Risk

Environmental, Social, and/or Governance Investing Risk

Equity Investments Risk – Income Deposit Securities Risk

Equity Investments Risk – Income Trust Risk

Equity Investments Risk – Master Limited Partnerships (“MLPs”) Risk

Equity Investments Risk – Real Estate Investment Trusts (“REITs”) Risk

Focused Holdings Risk

Foreign Currency Forward Contracts Risk

Hedging Risk

Large-Capitalization Companies Risk

Preferred Stock Risk

Sector Risk

Sector Risk – Industrials Sector Risk

X.	On page 6 of the Summary Prospectus, in the “Fund Summary - American Beacon Tocqueville International Value Fund – Fund Performance” section, the following is added as the fourth sentence of the first paragraph:

Effective January 21, 2023, a new sub-advisor began managing the Fund and an 80% investment policy was implemented. Performance through January 20, 2023 reflects the Fund’s performance under the management and strategy of its prior sub-advisor.

XI.	On page 6 Summary Prospectus, in the “Fund Summary – American Beacon Tocqueville International Value Fund – Management – Sub-Advisor” section, Tocqueville Asset Management LP is deleted and replaced with EAM Global Investors LLC.

XII.	On page 6 of the Summary Prospectus, the “Fund Summary – American Beacon Tocqueville International Value Fund - Portfolio Manager” section is deleted in its entirety and replaced with the following:

EAM Global Investors LLC	Joshua Moss Managing Director and Portfolio Manager Since 2022	John Scripp Managing Director and Portfolio Manager Since 2022

***********************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE